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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ___________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                   -----------

         Date of Report (date of earliest event reported): May 30, 2006
                                                           -------------


                                   AWARE, INC.
             (Exact name of registrant as specified in its charter)


        MASSACHUSETTS             000-21129              04-2911026
(State or other jurisdiction     (Commission           (IRS Employer
      of incorporation)           File Number)       Identification No.)


                    40 MIDDLESEX TURNPIKE, BEDFORD, MA, 01730
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (781) 276-4000



                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)









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ITEM 1.01. ENTRY INTO A MATERIAL DEFINTIVE AGREEMENT.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On May 30, 2006, Robert J. Weiskopf, our Vice President, Chief Financial Officer and Treasurer, entered into a letter agreement with us regarding his departure from Aware. Mr. Weiskopf ceased to be our Vice President, Chief Financial Officer and Treasurer effective May 31, 2006 and his last day of employment with us will be June 2, 2006. The letter agreement provides that we will pay Mr. Weiskopf a lump sum severance of $75,000, less applicable tax withholdings, in exchange for a release from Mr. Weiskopf. A copy of the letter agreement is filed with this report as Exhibit 99.1 and is incorporated herein by reference.

On May 31, 2006, Keith Farris, age 58, became our Vice President, Chief Financial Officer and Treasurer, succeeding Robert J. Weiskopf, who is departing to pursue other interests. Mr. Farris was previously the Vice President, Chief Financial Officer of Lojack Corporation from 2000 through 2006. Mr. Farris holds a BA in accounting and an MBA from Northeastern University and is a Certified Public Accountant.

A copy of the press release we issued on May 31, 2006 announcing Mr. Weiskopf's departure and Mr. Farris's arrival is filed with this report as Exhibit 99.2 and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

No financial statements are required to be filed as part of this Report. The following exhibits are filed as part of this report:

(c) EXHIBITS.

 Number                  Description
 ------                  -----------

   99.1 Letter agreement dated May 30, 2006 by and between Robert J. Weiskopf and Aware, Inc.

   99.2                  Press release issued by Aware, Inc. on May 31, 2006


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            AWARE, INC.


Dated: May 31, 2006                          By: /s/ Michael A. Tzannes
       ------------                              ----------------------
                                                 Michael A. Tzannes
                                                 Chief Executive Officer



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                                  EXHIBIT INDEX


 Number                  Description
 ------                  -----------

   99.1 Letter agreement dated May 30, 2006 by and between Robert J. Weiskopf and Aware,Inc.

   99.2                  Press release issued by Aware, Inc. on May 31, 2006.